UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2005

COUNTRYWIDE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission File Number)	13-2641992 (IRS Employer Identification No.)

4500 Park Granada, Calabasas, California 91302
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 225-3000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4

Item 1.01 Entry into a Material Definitive Agreement.

     On April 1, 2005, Countrywide Financial Corporation (the “Company”) granted stock options to each of the Company’s executive officers and certain other employees pursuant to new stock option agreements. The grants were made in accordance with the Company’s 2000 Equity Incentive Plan, as amended. All options granted pursuant to the new agreements vest on April 1, 2005, become exercisable on May 1, 2005, and have an exercise price of $32.60. With the exception of the options granted to Angelo R. Mozilo, the Company’s Chairman and Chief Executive Officer, all options have a term of five years. Mr. Mozilo’s options have a term of ten years. This description of the new stock option agreements is qualified by reference to the form of Vested Incentive Stock Option Agreement for grants to Mr. Mozilo, the form of Vested Nonqualified Stock Option Agreement for grants to Mr. Mozilo, the form of the Vested Incentive Stock Option Agreement for grants to other executive officers and employees the form of the Vested Nonqualified Stock Option Agreement for grants to other executive officers and employees, copies of which are filed as Exhibits 10.1 through 10.4 to this Current Report, respectively.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	10.1	Form of Vested Incentive Stock Option Agreement pursuant to the 2000 Equity Incentive Plan for grants to Angelo R. Mozilo.

	10.2	Form of Vested Nonqualified Stock Option Agreement pursuant to the 2000 Equity Incentive Plan for grants to Angelo R. Mozilo.

	10.3	Form of Vested Incentive Stock Option Agreement pursuant to the 2000 Equity Incentive Plan for grants to other executive officers and employees.

	10.4	Form of Vested Nonqualified Stock Option Agreement pursuant to the 2000 Equity Incentive Plan for grants to other executive officers and employees.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2005	COUNTRYWIDE FINANCIAL CORPORATION

	By:	/s/ ANNE McCALLION

	Name:	Anne McCallion
	Title:	Senior Managing Director, Chief of Financial Operations and Planning

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EXHIBIT INDEX

Exhibit
No.
10.1	Form of Vested Incentive Stock Option Agreement pursuant to the 2000 Equity Incentive Plan for grants to Angelo R. Mozilo.

10.2	Form of Vested Nonqualified Stock Option Agreement pursuant to the 2000 Equity Incentive Plan for grants to Angelo R. Mozilo.

10.3	Form of Vested Incentive Stock Option Agreement pursuant to the 2000 Equity Incentive Plan for grants to other executive officers and employees.

10.4	Form of Vested Nonqualified Stock Option Agreement pursuant to the 2000 Equity Incentive Plan for grants to other executive officers and employees.

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